UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2006

Intraware, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25249	68-0389976
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25 Orinda Way
Orinda, California    94563
(Address of principal executive offices including zip code)

(925) 253-4500
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02    Results of Operations and Financial Condition

On July 13, 2006, Intraware, Inc. issued a press release announcing results for the fiscal quarter ended May 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this report. This Item 2.02 of this Form 8-K, and the attached exhibit, is furnished but shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any filing of the Registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Section 9 — Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.
99.1	Press Release dated July 13, 2006

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2006	Intraware, Inc.

/s/ Paul D. Warenski Paul D. Warenski Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated July 13, 2006. Also provided in PDF format as a courtesy.